Investor Presentation August 2014 “Building a Best-in-Class Homebuilder” Exhibit 99.1

Forward Looking Statements / Additional Disclaimer
WRECO Financial Information Disclaimer
The unaudited selected historical financial data for WRECO included in this presentation are summary only and are not necessarily indicative of the results or the financial condition to be expected for the remainder of the year or any future date or period. These data do not reflect the changes that WRECO expects to experience in the future as a result of the recently completed transactions with TRI Pointe, including, without limitation, the transfer of certain assets and liabilities of WRECO that were excluded from the WRECO transaction and changes in the financing, cost structure and personnel needs of the combined businesses. Further, the historical financial statements include allocations of certain Weyerhaeuser corporate general and administrative expenses and these allocations may not be indicative of the actual level of expense that would have been incurred by WRECO if it had operated as an independent company or of costs expected to be incurred in the future.
TRI Pointe’s Proxy Statement for its 2014 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on May 20, 2014, includes:
(i) the unaudited consolidated financial statements of WRECO as of and for the three months ended March 31, 2014 and for the three months ended March
31, 2013; (ii) the audited balance sheets of WRECO and its subsidiaries as of December 31, 2013 and 2012, and the related consolidated statements of operations, changes in equity, and cash flows for each of the years in the three-year period ended December 31, 2013; and (iii) and notes thereto. In addition, the Risk Factors section of the Proxy Statement includes a discussion of risks relating to TRI Pointe and WRECO’s business and industry.
Various statements contained in this presentation, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements.  These forward-looking statements may include projections and estimates concerning the timing and success of specific projects and the Weyerhaeuser Real Estate Company (WRECO) transaction and our future production, revenues, income and capital spending.  Our forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “believe,” “expect,” “intend,” “anticipate,” “potential,” “plan,”
“goal,” “will,” or other words that convey future events or outcomes.  The forward-looking statements in this presentation speak only as of the date of this presentation, and we disclaim any obligation to update these statements unless required by law, and we caution you not to rely on them unduly.  We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control.  The following factors, among others, may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements:
economic changes either nationally or in the markets in which we operate, including declines in employment, volatility of mortgage interest rates and inflation; a downturn in the homebuilding industry; continued volatility and uncertainty in the credit markets and broader financial markets; our future operating results and financial condition; our business operations; changes in our business and investment strategy; availability of land to acquire and our ability to acquire such land on favorable terms or at all; availability, terms and deployment of capital; continued or increased disruption in the availability of mortgage financing or the number of foreclosures in the market; shortages of or increased prices for labor, land or raw materials used in housing construction; delays in land development or home construction resulting from adverse weather conditions or other events outside our control; the cost and availability of insurance and surety bonds; changes in, or the failure or inability to comply with, governmental laws and regulations; the timing of receipt of regulatory approvals and the opening of projects; the degree and nature of our competition; our leverage and debt service obligations; our relationship, and actual and potential conflicts of interest, with Starwood Capital Group;
availability of qualified personnel and our ability to retain our key personnel; our ability to integrate WRECO successfully; and additional factors discussed under the sections captioned “Risk Factors” included in our annual and quarterly reports filed with the Securities and Exchange Commission (“SEC”).

Transaction Overview

Transaction Summary
TRI Pointe issued 129.7 million shares to Weyerhaeuser shareholders
(1)
Immediately after the closing of the transaction, Weyerhaeuser and TRI Pointe shareholders owned approximately 80.4% and
19.6%, respectively, of the combined company
(2)
Weyerhaeuser received a $739 million cash payment as part of the transaction funded by $900 million in senior unsecured notes recently priced at various rates / tenors
Tax-free to Weyerhaeuser shareholders
Transaction combines industry-leading management at TRI Pointe with WRECO's strong local market franchises and management teams
—
Corporate name will be TRI Pointe while regional brands will be maintained
—
Central functions to be consolidated in Irvine HQ, with limited integration planned at the WRECO homebuilding companies
—
Anticipate annual synergies of $21 million by the end of 2015 and $30 million annually thereafter
The combined company will focus on some of the most attractive housing markets in the U.S. and have a combined land position of approximately 31,000 lots owned or controlled
Top 10 homebuilder by combined equity market value
(3)
Growth-oriented, pure-play homebuilder represents attractive investment at current point in the housing cycle
(1) Excluding shares to be issued on exercise or vesting of equity awards held by WRECO employees that are being assumed by TPH in connection with the transaction.
(2) At the closing of the transaction, outstanding equity awards of WRECO and TRI Pointe employees represented 0.78% and 0.18%, respectively, of the then outstanding
TRI Pointe common stock on a fully diluted basis.
(3) Equity market value of $2.1bn based on 161,332,533 shares outstanding at the closing price of $13.28 on August 1, 2014.
In November 2013, TRI Pointe Homes (“TPH” or “TRI Pointe”) and Weyerhaeuser Company
(“Weyerhaeuser”) entered into a definitive agreement pursuant to which Weyerhaeuser Real Estate
Company (“WRECO”) was combined with TRI Pointe in a “Reverse Morris Trust” transaction

Company Overview

Best-in-Class Executive Leadership Team
• Chairman and CEO of Starwood
Capital Group since 1991
• Former Chairman and CEO of
Starwood Hotels & Resorts
• Current Chairman and CEO of
Starwood Property Trust, Inc.
Barry S. Sternlicht
Chairman of the Board
Thomas Mitchell
President and COO
Douglas Bauer
Chief Executive Officer
Michael Grubbs
Chief Financial Officer
• 25 years of real estate and
homebuilding experience
• Former President and COO of
William Lyon Homes
• Previously, managed WLH
Northern California Division
• 25 years of real estate and
homebuilding experience
• Former EVP and Southern
California Regional President at
William Lyon Homes
• 25 years of real estate and
homebuilding experience
• Former SVP / CFO of William
Lyon Homes
• Previously, real estate
accountant at Kenneth Leventhal
Operational Management Team
Pardee / TPH SoCal
Tom Mitchell, Jon
Lash, & Tony Dolim
Combined Yrs in
Industry: 75 (1)
Winchester
Alan Shapiro
Yrs at WRECO: 16
Yrs in Industry: 29
Trendmaker
Will Holder
Yrs at WRECO: 21
Yrs in Industry: 21
Quadrant
Ken Krivanec
Yrs at WRECO: 13
Yrs in Industry: 25
Maracay
Andy Warren
Yrs at WRECO: 20
Yrs in Industry: 27
TPH Denver
Matt Osborn
Yrs at TPH: 2
Yrs in Industry: 19
TPH NoCal
Jeff Frankel
Yrs at TPH: 4
Yrs in Industry: 17
86
Employees
Working together for over 20 years, TRI Pointe senior management has significant experience running a large, geographically diverse, growth-oriented public homebuilder. Deep managerial talent at each operating division with key local relationships supports dynamic tailored growth strategies.
80
Employees
143
Employees
156
Employees
366
Employees
53
Employees
26
Employees
(1) Tom Mitchell is a founder of TRI Pointe and has over 25 years of industry experience. Jon Lash has 28 years of industry experience, all at WRECO. Tony Dolim has 22 years of industry experience, including 7 years at WRECO.

TRI Pointe Standalone Business Overview
(1) Lots owned or controlled includes land under a purchase or option contract.
(2) Includes deposits on real estate.
(3) As used in this document, LTM data means information for the twelve months period ended June 30, 2014. LTM data have been derived by adding the data for the six month period ended June 30, 2014 to the data for the twelve month period ended December 31, 2013 and then subtracting the data for the six month period ended June 30, 2013. LTM data may not be indicative for the results that may be expected for the year ended December 31, 2014.
Geographic Footprint Overview
Operating Segment Breakdown
Founded in 2009 by three partners who worked together for over
17 years at a notable Southwest regional builder
Next generation homebuilder unburdened by legacy issues and
focused on growth markets in the Southwestern U.S.
Backed by Barry Sternlicht and Starwood Capital in 2010 with a
$150mm equity commitment
Expanded into Colorado in 2012; opened first community in mid-
2013
Completed IPO in January 2013; provided additional $155 million of growth capital
Headquartered in Irvine, CA with divisional offices in San Ramon,
CA and Denver, CO
As of June 30, 2014
Lots Owned or Controlled (1) 3,828
Years of Supply (based on LTM closings) 8.5 Years
Inventory ($ value) (2) $542 million
6/30 LTM Total Revenue (3) $339 million
6/30 LTM Closings 452
6/30 LTM Home Sales Revenue $336 million
6/30 LTM Homebuilding Gross Margin 23.1%
Employees 192
LTM Home Closings
3,828 Lots 452 Units
Key Metrics as of 6/30/2014:
Lots Owned or Controlled (1)
LTM as of June 30, 2014
Closings:
Lots:
Northern California
Closings:
Lots:
291
1,713
Southern California
Closings:
Lots:
28
678
Colorado
Southern
California
64%
Northern
California
30%
Colorado
6%
Southern
California
45%
Northern
California
37%
Colorado
18%
133
1,437

QUADRANT HOMES
Built Your Way.
PardeeHomes
WINCHESTER HOMES
Maracay Homes
FLEX DESIGN
TRENDMAKER HOMES

TRI Pointe

Founded in 1970, WRECO was the 13  largest homebuilder in
the U.S. by homebuilding revenue in 2013
Operates five subsidiaries and primary brands in ten key markets
– Key markets are Los Angeles/Ventura, San Diego, Inland
Empire, Las Vegas, Phoenix, Seattle, Houston, Tucson,
Richmond, and Washington, DC
– Tailored approach to marketing and product development in
each market
– Each subsidiary managed locally with differentiated local value proposition
Extensive land development and entitlement capabilities adds value to land and provides flexibility to manage larger projects by selling lots to third-parties
WRECO Standalone Business Overview
Source: Company filings and presentations.
(1) Lots owned or controlled includes land under a purchase or option contract and excludes lots associated with Coyote Springs.
(2) Includes deposits on real estate.
(3) As used in this document, LTM data means information for the twelve months period ended June 30, 2014. LTM data have been derived by adding the data for the six month period ended June 30, 2014 to the data for the twelve month period ended December 31, 2013 and then subtracting the data for the six month period ended June 30, 2013. LTM data may not be indicative for the results that may be expected for the year ended December 31, 2014.
Lots Owned or Controlled (1) LTM Home Closings
Overview Geographic Footprint
Lots Owned or Controlled (1) 26,982
Years of Supply (based on LTM closings) 9.1 Years
Inventory ($ value) (2) $1.5 billion
6/30 LTM Total Revenue (3) $1.4 billion
6/30 LTM Closings 2,976
6/30 LTM Home Sales Revenue $1.3 billion
6/30 LTM Homebuilding Gross Margin 22.1%
Employees 749
Operating Segment Breakdown
Key Metrics as 6/30/2014:
26,982 Lots 2,976 Units
As of June 30, 2014
LTM as of June 30, 2014
Maracay
8%
Pardee
68%
Quadrant
6%
Trendmaker
7%
Winchester
11%
Maracay
17%
Pardee
38%
Quadrant
12%
Trendmaker
19%
Winchester
14%
Closings:
Lots:           1,510
342
Closings:  1,138
Lots:           18,313
Closings:
Lots:           2,072
515
Closings:
Lots:           2,044
576
Closings:
Lots:           3,043
405
th

TRI Pointe

QUADRANT HOMES
Built Your Way.

URBAN INNOVATIONS

EVOKE
LIFE, BETTER.

PardeeHomes
Where smart solutions live.

WINCHESTER HOMES
YOUR HOME YOUR WAY

EVERSON HOMES

CAMBERLEY HOMES

Maracay Homes
FLEX DESIGN®
Choices for the way you want to live.

TRENDMAKER HOMES
HOUSTON'S LEADER IN AFFORDABLE LUXURY®

TEXAS Casual COTTAGES
BY TRENDMAKER

AVANTI

TRI Pointe

Leading Brand Names Targeted to Specific Markets
Market: Greater Puget Sound Area
LTM Single-Family Closings: 342
Lots Owned or Controlled: 1,510
Markets: Los Angeles/Ventura, Inland
Empire, San Diego, Las Vegas
LTM Single-Family Closings: 1,138
Lots Owned or Controlled: 18,313
Markets: Phoenix, Tucson
LTM Single-Family Closings: 515
Lots Owned or Controlled: 2,072
Market: Houston
LTM Single-Family Closings: 576
Lots Owned or Controlled: 2,044
Markets: Washington DC, Richmond
LTM Single-Family Closings: 405
Lots Owned or Controlled: 3,043
Note: All lots owned or controlled as well as LTM closings as of June 30, 2014.
Markets: Orange County, Los Angeles,
San Diego, San Francisco Bay Area,
Denver
LTM Single-Family Closings: 452
Lots Owned or Controlled: 3,828
Combined Lots Owned or Controlled: 30,810
Combined LTM Single-Family Closings: 3,428

Synergy Opportunity is Meaningful
Purchasing leverage with increased scale
Centralized administrative functions in Irvine HQ, reduction of duplication
Opportunity to establish ancillary operations (mortgage, insurance, escrow)
Limited integration risk due to strong local market leadership teams
Strategic opportunity exists to apply key homebuilding best practices across the companies
TRI Pointe expects to achieve annual synergies of $21mm by 2015 and $30mm annually thereafter.
Additionally, there is a significant opportunity to enhance stockholder value through executing a focused and disciplined  homebuilding strategy.

Investment Highlights

A Powerful Combination of Homebuilding Brands
(1) Based on 161,332,533 shares outstanding at the closing price of $13.28 on August 1, 2014.
1
2
3
4
5
6
7
8
Complementary Footprint: Merchant Building Model with Long California Land Position
Premium Brands and Quality Product Enhance Strong Partnerships With Land Owners
Core Focus on Move-Up Segment with Expertise Across a Broad Range of Products
Leadership Positions and Differentiated Strategies in Long Term Growth Markets
Development Capabilities and Operating Efficiency Drive Attractive Margin Profile
Balance Sheet Structured to Have Conservative Leverage and Liquidity for Growth
Significant Land Supply to Fuel Growth at the Right Point in the Housing Recovery
Equity Market Value of ~$2.1bn
Best-in-Class Management Team Leading a Top 10 National Homebuilder with Combined
(1)

$8.6
$7.8
$6.7
$6.1
$5.1
$2.9
$2.1
$2.1
$1.8
$1.5
$1.5
$1.3
LEN
DHI
PHM
TOL
NVR
SPF
TMHC
TPH
RYL
MTH
KBH
MDC

26,924
19,236
17,015
11,838
7,231
7,056
6,436
5,363
4,770
4,540
4,690
3,428
DHI
LEN
PHM
NVR
RYL
KBH
TMHC
MTH
SPF
MDC
TOL
TPH

Top 10 National Homebuilder
Source: Company filings and FactSet. Market data as of August 1, 2014
(1) Excluding shares to be issued on exercise or vesting of equity awards held by WRECO employees that are being assumed by TPH in connection with the transactions. Based on 161,332,533 shares outstanding at the closing price of $13.28 on August 1, 2014.
Equity Market Capitalization
LTM Closings
Companies with market capitalization greater than $1bn ($ in billions)
Companies with market capitalization greater than $1bn
1
#12
#8
(1)

Washington
5%
Texas
6%
Nevada
7%
Arizona
7%
Washington, D.C.
10%
Colorado
2%
Northern California
9%
Southern California
54%

10.4
9.0
8.5
8.1
7.5
7.5
7.4
7.2
6.0
5.7
5.6
3.7
TOL
PF TPH (2)
LEN
KBH
SPF
TMHC
PHM
MTH
DHI
NVR
RYL
MDC

Significant Land Supply to Fuel Growth
Combined Lot Position
Combined Land Supply at High End of Peers
TRI Pointe WRECO Combined Company
Market Owned Controlled Owned Controlled Total Lots % Owned
Southern California 1,267 446 14,781 74 16,568 96.9%
Northern California 932 505
1,372 -- 2,809 82.0%
Colorado 405 273 -- -- 678 59.7%
Washington, D.C. (1) -- -- 2,066 977 3,043 67.9%
Arizona -- --
1,289 783 2,072 62.2%
Nevada -- -- 1,480 606 2,086 70.9%
Texas -- --
673 1,371 2,044 32.9%
Washington -- -- 1,025 485 1,510 67.9%
Total 2,604 1,224 22,686 4,296 30,810 82.1%
Median: 7.5 years
As of June 30, 2014
Geographic Breakdown
2
(1)
(2) Combined lot position divided by combined company LTM single family closings of 3,428.
Includes lots in the greater Washington D.C. area as well as lots acquired for expansion into the Richmond, VA market.
Based on LTM closings as of June 30, 2014  (in years); Companies with market capitalization greater than $1bn

TRI Pointe

PardeeHomes
Where smart solutions live.

TRI Pointe

Complementary California Footprint
16,227 lots, 99% owned
Seasoned team with substantial land
development and entitlement expertise
Land position creates opportunity for volume
growth and optionality for lot sales to other
builders
Strong positions in San Diego, Los Angeles /
Ventura and Inland Empire
PARDEE
Inland Empire
PARDEE
San Diego
TRI POINTE
Southern California
TRI POINTE
Northern California
Primary California Markets
~3,150 lots, majority in Southern California, with
~70% owned / ~30% controlled
Predominantly in highly desirable coastal markets
Merchant builder model focused on predictable
cash flow and earnings
Strong and growing presence in Northern
California markets
3
PARDEE
Los Angeles / Ventura

IRVINE COMPANY

RANCHO MISSION VIEJO

Brookfield Residential

The Resmark Companies

CATELLUS

STARWOOD LAND VENTURES, LLC

WILSON MEANY / STOCKBRIDGE CAPITAL GROUP, LLC

Lewis Companies

tehaleh

EASTMARK

VERRADO EST. 2002

CROSS CREEK RANCH

SIENNA PLANTATION

Willowsford VIRGINIA

BRIDGELAND

Brambleton

ONE LOUDOUN

RIVERSTONE

TRI Pointe

Important Land Owner and Developer Partnerships
Diverse product expertise and premium brands will continue to make the combined company an attractive homebuilding partner for master plan communities
Entitlement, land development and community planning expertise, which adds value to land through the development cycle
4

$706
$543
$466
$446
$372
$368
$368
$333
$328
$322
$320
$272
TOL
PF TPH
SPF
TMHC
MDC
MTH
NVR
RYL
PHM
LEN
KBH
DHI

25%
20%
15%
10%
5%
0%
$100–150K
$150–200K
$200–250K
$250–300K
$300–350K
$350–400K
$400–450K
$450–500K
$500–550K
$550–600K
$600–750K
$750 or more

TRI Pointe

Lifestyle Builder Focused on Move-Up Segment
Quality Product Across the Spectrum
U.S. 5-Year Forecasted vs. LTM Demand
Average Selling Price
(Last Reported Quarter, $ in ‘000s, companies with market cap > $1.0bn)
WRECO
Distribution of potential demand by price range
Dist. of actual new home closings over LTM by price range
Chantrea, San Jose
Woodson, Playa Vista
Sendero,
Rancho Mission Viejo
Aldea, Temecula
TRI Pointe
Median: $368
Source: Company filings and Hanley Wood.
Alta Del Mar, San Diego
Montelena, Phoenix
Tehaleh, Puyallup
Heatheridge, Santa
Clarita
Entry-Level
Detached
Entry-Level
Attached
Move-Up
Executive
Level

5

25%
24%
22%
22%
19%
19%
18%
17%
16%
8%
6%
15%
16%
9%
6%
6%
5%
6%
San Diego
Las Vegas
Los Angeles
Washington D.C.
Seattle

68%
60%
51%
45%
27%
22%
21%
19%
16%
Houston
Washington, D.C.
Phoenix
Los Angeles
Riverside

TRI Pointe

Leadership Positions in Long Term Growth Markets
Based on 2013 total permits
Source: Based on Hanley Wood data for 12 months ended December 31, 2013.
Overall Target Segment
Location Position Position Definition
Pardee Homes
San Diego #1 #1 $650K – $1.25MM
LA County #15 #11 $450K – $700K
Inland Empire #5 #1 $200K – $350K
Las Vegas #9 #8 $200K – $550K
Maracay Homes
Phoenix #11 #8 $200K – $450K
Quadrant Homes
Seattle #9 #6 $250K – $450K
Trendmaker Homes
Houston #18 #4 $301K – $750K
Winchester Homes
Washington, DC #11 #5 $450K – $850K
TRI Pointe Homes
Southern California $300K – $1.5MM
Northern California $400K – $2.0MM
Denver, CO $300K – $650K
Housing Permits as % of Peak
Leading Local Presence
Seattle
U.S. Average Las Vegas San Diego
Long Term Growth Markets
Dec. 2013 – Dec. 2018 Change(%) YoY Change (%)
Houston Riverside U.S. Average Seattle
John Burns Home Value Index
Source: John Burns Real Estate Consulting, LLC (data through April 2014; published May 2014)
Source: John Burns Real Estate Consulting, LLC (data through April 2014; published May 2014)

6

26.7%
24.3%
23.7%
22.3%
22.3%
21.7%
21.2%
21.2%
20.1%
18.4%
18.3%
17.7%
SPF
LEN
PHM
MTH
TPH (1)
DHI
TMHC
RYL
TOL
KBH
NVR
MDC

(1)
Attractive Gross Margin Profile
Entitlement and development expertise enhance margin potential
Long land position enables optionality for land sales to optimize cash flow and profit
Focus on efficient operating cost structure ensures profitability flows through to bottom line
Synergy opportunity will further enhance margin profile
Source: Company filings.
(1) Excludes purchase accounting adjustments.
LTM Homebuilding Gross Margin
Companies with market capitalization greater than $1bn

7

78.4%
53.9%
53.8%
51.0%
50.4%
48.3%
48.2%
47.0%
42.3%
38.8%
35.3%
28.8%
KBH
LEN
SPF
TMHC
RYL
TOL
MDC
MTH
PF TPH
DHI
NVR
PHM

TRI Pointe

Prudent Capitalization To Invest in Recovery
Pro forma Debt-to-Capital ratio of 42%, below peer median
Expected new revolving credit facility to provide liquidity to invest in growth opportunities
Debt-to-Capital
(1)
Median: 48.3%
Most recent quarter; Companies with market capitalization greater than $1bn
Source: Based on last reported company filings as of August 1, 2014.
Note: Balance sheet data as of most recent available filings and are not necessarily as of the same date.
(1) The ratio of Debt-to-Capital is the quotient obtained by dividing total debt by the sum of book value of equity and total debt (PF TPH as of March 31, 2014).

8

Financial Overview

+31% CAGR
1,948
2,458
3,335
2011
2012
2013

+37% CAGR
$782
$948
$1,466
2011
2012
2013

+38% CAGR
$170
$190
$322
2011
2012
2013

+48% CAGR
$95
$157
$207
2011
2012
2013

Combined Financial Summary
Home Closings
(1)
Home Sales Revenue
(1)
($ in millions)
Homebuilding Gross Profit
(1)(4)
Adj. EBITDA
(2)(3)(4)
($ in millions) ($ in millions)
Source: Company filings.
%
Margin
21.7% 20.1%
%
Margin
11.1% 13.5% 13.7% 22.0%
22
(1)      Excludes fee building operations for TRI Pointe and land sales operations for WRECO
(2)       Adjusted EBITDA adjusted for restructuring charges, impairment charges, and stock based compensation.
(3)       See “Reconciliation of Non-GAAP Financial Measures” beginning on page 35.
(4)      Excludes purchase accounting and other pro forma adjustments.

Second Quarter 2014 Financial Results
TRI Pointe
Key Highlights
WRECO
Key Highlights
Significant increase in orders and closings driven by
growth in community count
Increased ASP as a result of pricing power and shift in mix
Meaningful growth in pre-tax income
Increased market share in key markets
Average closing prices rose 22% y-o-y
Backlog dollar value increased despite softer orders
Pre-tax income more than doubled y-o-y
(1)
($ in millions) 2Q14 2Q13 Y-O-Y Change
Orders 190 131 45.0%
Closings 103 91 13.2%
ASP ($ in 000's) $848 $522 62.4%
Total Revenue  (1) $87.3 $47.5 83.8%
Total Gross Margin (1) 23.7% 19.3% 440bps
Pre-Tax Income $10.4 $3.6 188.9%
($ in millions) 2Q14 2Q13 Y-O-Y Change
Orders 763 947 (19.4%)
Closings 628 636 (1.3%)
ASP ($ in 000's) $493 $405 21.7%
Total Revenue $342.6 $267.8 27.9%
Total Gross Margin 21.8% 21.1% 70bps
Pre-Tax Income $30.0 $13.3 125.6%
Excludes fee building operations in 2Q13.

Balance Sheet Structured to Have Conservative Leverage and Liquidity for Growth
Industry-Leading Management Plus Strong Local Market Presence
Portfolio of Quality Brands with Leadership Positions in Long-Term Growth Markets
Top 10 National Homebuilder
A Powerful Combination of Homebuilding Brands
Significant Land Supply to Fuel Growth at the Right Point in the Housing Recovery

Appendix

WRECO Supplemental Financial Data
Unaudited
Dollars in thousands
(1) For the periods ending 3/31/2012 to 3/31/2014, this balance includes amounts that were transferred to Weyerhaeuser and therefore excluded from the transaction between WRECO and Tri Pointe.
(2)
Lots controlled include lots under purchase agreements or options contracts.
TRI Pointe’s Proxy Statement for its 2014 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on May 20, 2014, includes: (i) the unaudited consolidated financial statements of WRECO as of and for the three months ended March 31, 2014 and for the three months ended March 31, 2013; (ii) the audited balance sheets of WRECO and its subsidiaries as of December 31, 2013 and 2012, and the related consolidated statements of operations, changes in equity, and cash flows for each of the years in the three-year period ended December 31, 2013; and (iii) and notes thereto.  In addition, the Risk Factors section of the Proxy Statement includes a discussion of risks relating to TRI Pointe and WRECO’s business and industry.
The unaudited selected historical financial data for WRECO included in this presentation are summary only and are not necessarily indicative of the results or the financial condition to be expected for the remainder of the year or any future date or period.  These data do not reflect the changes that WRECO expects to experience in the future as a result of the recently completed transactions with TRI Pointe, including, without limitation, the transfer of certain assets and liabilities of WRECO that were excluded from the WRECO transaction and changes in the financing, cost structure and personnel needs of the combined businesses. Further, the historical financial statements include allocations of certain Weyerhaeuser corporate general and administrative expenses and these allocations may not be indicative of the actual level of expense that would have been incurred by WRECO if it had operated as an independent company or of costs expected to be incurred in the future.
12 Months 12 Months Six Months
Ended Ended Ended
March 31, June 30, September 30, December 31, December 31, March 31, June 30, September 30, December 31, December 31, March 31, June 30, June 30,
2012 2012 2012 2012 2012 2013 2013 2013 2013 2013 2014 2014 2014
Operating Data:
Single-family home sales 131,377 $     190,003 $     228,771 $           320,445 $         870,596 $         182,381 $     257,648 $     304,569 $           473,832 $         1,218,430 $      241,902 $     309,608 $     551,510 $
Single-family gross margin 22,584 $       36,634 $       53,308 $             64,173 $           176,699 $         35,473 $       55,640 $       67,880 $             109,157 $         268,150 $         50,633 $       66,898 $       117,531 $
Single-family gross margin % 17.2% 19.3% 23.3% 20.0% 20.3% 19.4% 21.6% 22.3% 23.0% 22.0% 20.9% 21.6% 21.3%
SG&A expense 32,119 $       33,986 $       35,752 $             51,748 $           153,605 $         36,658 $       41,559 $       44,230 $             46,318 $           168,765 $         38,910 $       41,983 $       80,893 $
SG&A expense as a % of home sales 24.4% 17.9% 15.6% 16.1% 17.6% 20.1% 16.1% 14.5% 9.8% 13.9% 16.1% 13.6% 14.7%
Other Data:
Net new home orders 697 764 637 567 2,665 820 947 767 521 3,055 667 763 1,430
New homes delivered 349 508 615 842 2,314 463 636 768 1,072 2,939 508 628 1,136
Average selling price of homes delivered 376 $             374 $             372 $                    381 $                  376 $                  394 $             405 $             397 $                    442 $                  415 $                  476 $             493 $             485 $
Average selling communities 73.3 74.7 71.3 67.7 71.8 75.0 85.0 91.7 89.0 86.0 90.7 99.0 94.8
Selling communities at end of period 77.0 74.0 65.0 68.0 68.0 80.0 88.0 93.0 89.0 89.0 93.0 100.0 100.0
Backlog (estimated dollar value) 288,115 $     408,772 $     415,173 $           342,497 $         342,497 $         508,849 $     665,880 $     711,765 $           507,064 $         507,064 $         594,550 $     670,225 $     670,225 $
Backlog (homes) 778 1,034 1,056 781 781 1,138 1,449 1,448 897 897 1,056 1,191 1,191
Balance Sheet Data:
Total Assets 1,954,670 $  1,929,894 $  1,978,103 $       1,999,537 $      1,999,537 $      2,053,187 $  2,129,795 $  2,186,059 $       1,910,464 $      1,910,464 $      1,941,998 $  2,807,503 $  2,807,503 $
Inventory (1) 1,549,246 $  1,543,431 $  1,589,321 $       1,609,485 $      1,609,485 $      1,653,817 $  1,722,987 $  1,782,548 $       1,421,986 $      1,421,986 $      1,500,608 $  1,546,100 $  1,546,100 $
Shareholder interest 885,803 $     895,293 $     904,130 $           953,779 $         953,779 $         951,769 $     954,952 $     974,557 $           797,096 $         797,096 $         806,415 $     840,216 $     840,216 $
Lots Owned (1) 35,159 34,765 34,669 34,207 34,207 34,252 33,978 32,786 33,402 33,402 33,727 22,686 22,686
Lots Controlled (1)(2)
63,675 60,073 59,913 60,090 60,090 60,690 61,096 61,692 61,310 61,310 60,760 4,296 4,296
Three months Ended Three months Ended Three Months Ended

WRECO Supplemental Financial Data (cont’d)
Maracay Project Table
Six Months
Ending
6/30/2014
County, Project, City
Year of
First
Delivery
Total
Number of
Homes
Cumulative
Homes
Delivered Lots Owned Backlog
Homes
Delivered
Sales Price
Range     (in
000's)
Phoenix
Maricopa County:
Verrado, Buckeye
Verrado 2012 73 68 5 1 4 $222 - $287
Verrado Tilden 2014 29 - 29 6 - $239 - $304
Verrado Palisade 2014 63 - 63 - - $305 - $378
Verrado Victory 2015 98 - 98 - - $351 - $403
Artesian  Ranch, Chandler 2013 55 23 32 4 15 $348 - $404
Vaquero Ranch , Chandler 2013 45 30 15 6 19 $309 - $389
Maracay at Layton Lakes, Chandler 2015 47 - 47 $459 - $499
Lyon's Gate, Gilbert 2013 46 43 3 2 14 $293 - $373
Bridges of Gilbert, Gilbert
Arch Crossing at Bridges of Gilbert 2014 40 11 29 9 11 $271 - $336
Trestle Place at Bridges of Gilbert 2014 37 14 23 7 14 $338 - $415
Palm Valley, Goodyear
Calderra at Palm Valley 2013 59 46 13 4 15 $269 - $346
Los Vientos at Palm Valley 2013 49 36 13 12 9 $331 - $355
Savannah, Litchfield Park 2012 70 69 1 3 $209 - $330
Eastmark, Mesa
Kinetic Point at Eastmark 2013 80 22 58 4 14 $274 - $354
Lumiere Garden at Eastmark 2013 85 17 68 13 13 $313 - $382
The Reserve at Plaza Del Rio, Peoria 2013 162 35 127 10 19 $203 - $245
Montelena, Queen Creek 2013 59 40 19 7 8 $344 - $447
The Preserve at Hastings Farms, Queen Creek 2014 89 - 89 14 $283 - $359
Villagio, Queen Creek 2013 135 44 91 8 14 $274 - $332
Maracay at Northlands, Peoria 2014 10 - 10 4 $312 - $393
Phoenix Total 1,331 498 833 111 172
Tucson
Pima County:
Deseo at Sabino Canyon, Tucson 2014 39 7 32 17 7 $419 - $505
Dove Mountain Preserve, Marana 2012 67 66 1 1 11 $198 - $221
Rancho Del Cobre , Tucson 2014 68 - 68 12 $374 - $452
Rancho Vistoso, Oro Valley 2016 342 - 342 $254 - $444
Tortolita Vistas, Marana 2014 13 - 13 8 $439 - $506
Other:
Closed Communities - - - - 2
Tucson Total 529 73 456 38 20
Grand Totals:
1,860 571 1,289 149 192
As of June 30, 2014

Six Months
Ending
6/30/2014
County, Project, City
Year of
First
Delivery
Total
Number of
Homes
Cumulative
Homes
Delivered Lots Owned Backlog
Homes
Delivered
Sales Price
Range (in
000's)
Washington
King County:
Sonata Hill, Auburn 2014 71                 -                       71                   3             -                      $320 - $370
Filbert Glen, Bothell 2015 16                 -                       16                   -              -                      $475 - $560
Hawthorne, Duvall 2013 30                 30                   -                        -              13                  N/A
Wynstone, Federal Way
Wynstone East 2013 57                 40                   17                   9             18                  $335 - $423
Wynstone Short Plat TBD 4                     -                       4                       -              -                      TBD
Garrison Glen, Kent 2014 30                 1                      29                   5             1                     $380 - $450
Beclan Place, Renton 2013 30                 18                   12                   9             14                  $593 - $593
Woodland, Woodinville 2014 23                 -                       23                   13           -                      $556 - $661
Hedgewood, Redmond 2015 12                 -                       12                   -              -                      $649 - $757
Kirkmond, Redmond 2015 41                 -                       41                   -              -                      $469 - $782
Evoke Product Line, Various 2013 50                 2                      48                   23           1                     $769 - $1,600
Urban Product Line, Various 2015 79                 -                       79                   -              -                      $333 - $570
Kitsap County:
McCormick Meadows, Port Orchard 2012 167               63                   104                 8             14                  $264- $341
Mountain Aire, Poulsbo 2015 145               -                       145                 -              -                      $310- $373
Vinland Pointe, Poulsbo 2013 90                 25                   65                   10           8                     $314 - $355
Pierce County:
Tehaleh, Bonney Lake 2013 80                 37                   43                   14           10                  $279 - $330
Ridge at Gig Harbor, Gig Harbor 2008 120               120                -                        -              3                     $265 - $295
Harbor Hill S9 & S8, Gig Harbor 2014 40                 -                       40                   12           -                      $356 - $430
Highlands Ridge, Puyallup 2012 46                 38                   8                       2             8                     $290 - $355
Chambers Ridge, Tacoma 2014 24                 -                       24                   2             -                      $480 - $525
Skagit County:
Skagit Highlands, Mt Vernon
Skagit Highlands East 2007 423               342                81                   8             14                  $220 - $264
Skagit Pod D (lots held for sale) TBD 11                 -                       11                   -              -                      TBD
Skagit Pod E TBD 4                     -                       4                       -              -                      TBD
Snohomish County:
King's Corner, Bothell 2013 116               20                   96                   23           15                  $440 - $544
King's Corner, Bothell (lots held for sale) 2016 29                 -                       29                   -              -                      $306 - $370
Sonterra, Lake Stevens 2013 44                 28                   16                   12           17                  $362 - $480
Thurston:
Campus Willows, Lacey 2012 50                 43                   7                       2             9                     $264 - $280
Grand Totals:
1,832 807 1,025 155 145
As of June 30, 2014
WRECO Supplemental Financial Data (cont’d)
Quadrant Project Table

WRECO Supplemental Financial Data (cont’d)
Trendmaker Project Table
Six Months
Ending
6/30/2014
County, Project, City
Year of
First
Delivery
Total
Number of
Homes
Cumulative
Homes
Delivered Lots Owned Backlog
Homes
Delivered
Sales Price
Range (in
000's)
Texas
Brazoria County:
Sedona Lakes, Manvel 2014 11 - 11 2 - $446 - $496
Southern Trails, Pearland 2014 16 3 13 10 3 $486 - $596
Fort Bend County:
Cross Creek Ranch, Fulshear 2013 293 114 179 55 93 $372 - $835
Cinco Ranch, Katy 2012 63 46 17 14 23 $317 - $368
Sienna Plantation, Missouri City 2013 57 13 44 10 7 $548 - $656
Lakes of Bella Terra, Richmond 2013 72 36 36 6 8 $458 - $611
Villas at Aliana, Richmond 2013 39 27 12 3 16 $394 - $435
Riverstone, Sugar Land 2012 85 32 53 39 18 $357 - $1022
The Townhomes at Imperial, Sugar Land 2014 27 - 27 - - $311 - $408
Galveston County:
Harborwalk, Hitchcock 2014 6 - 6 4 - $552 - $591
Harris County:
Bridgeland Living Views, Cypress 2013 24 22 2 2 5 $638 - $683
Fairfield, Cypress 2010 17 16 1 - 20 $411 - $559
Lakes of Fairhaven, Cypress 2008 220 186 34 25 27 $510 - $690
Towne Lake Living Views, Cypress 2010 25 4 21 2 5 $427 - $522
Calumet Townhomes, Houston 2014 4 - 4 - - $650 - $685
Victory Lakes, League City 2008 - - - - 2 N/A
Montgomery County:
Barton Woods, Conroe 2013 52 18 34 4 10 $377 - $581
Villas at Oakhurst, Porter 2013 45 23 22 8 14 $367 - $408
Woodtrace, Woodtrace 2014 4 - 4 - - $454 - $520
Bender's Landing Estates, Spring 2014 104 - 104 2 - $470 - $613
Other:
Avanti Custom Homes 2007 93 64 29 34 6 $410 - $643
Texas Casual Cottages 2010 99 79 20 42 12 $190 - $466
Grand Totals:
1,356 683 673 262 269
As of June 30, 2014

Six Months
Ending
6/30/2014
County, Project, City
Year of
First
Delivery
Total
Number of
Homes
Cumulative
Homes
Delivered
Lots
Owned Backlog
Homes
Delivered
Sales Price
Range (in 000's)
Maryland
Anne Arundel County:
Hawthornes Grant, Arnold 2014 15                5                      10               2              5                      $430 - $435
Hawthornes Grant, Arnold N/A -               -                  55               -          -                 N/A
Watson's Glen, Millersville
Watson's Glen I 2015 48                -                  48               -          -                 $396 - $411
Frederick County:
Landsdale, Monrovia -
Landsdale Village Singles 2015 125              -                  125             -          -                 $490 - $600
Landsdale Lifestyle Singles 2015 97                -                  97               2              -                 $535 - $635
Landsdale Everson Townhomes 2015 100              -                  100             -          -                 $350 - $375
Landsdale TND Neo Everson SFD 2015 77                -                  77               -          -                 $480 - $595
Howard County: -
Walnut Creek, Ellicott City 2014 11                3                      8                 7              3                      $990 - $1,268
Montgomery County:
Cabin Branch, Clarksburg
Cabin Branch SFD 2014 252              -                  252             6              -                 $535 - $650
Cabin Branch Boulevard Townhomes 2015 61                -                  61               -          -                 TBD
Cabin Branch Everson SFD 2014 107              -                  107             3              -                 $480 - $510
Cabin Branch Everson Townhomes 2014 567              -                  567             8              -                 $360 - $438
Stoney Spring, Poolesville 2009 98                97                   1                 1              11                  $517 - $767
Preserve at Stoney Spring-Lots for Sale N/A -               -                  7                 -          -                 NA
Preserve at Rock Creek, Rockville 2012 68                46                   22               5              6                      $685 - $935
Popular Run, Silver Spring
Poplar Run Everson Townhomes 2013 136              34                   102             13            15                  $400 - $478
Poplar Run Lifestyle 2010 202              92                   110             10            14                  $613 - $691
Poplar Run Lots for Sale N/A -               28               -          -                 NA
Poplar Run Village 2010 172              58                   114             9              8                      $613 - $662
Other:
Closed Communities N/A -              -          10
Maryland Total
2,136           335                 1,891         66            72
As of June 30, 2014
WRECO Supplemental Financial Data (cont’d)
Winchester Project Table

Six Months
Ending
6/30/2014
County, Project, City
Year of
First
Delivery
Total
Number of
Homes
Cumulative
Homes
Delivered
Lots
Owned Backlog
Homes
Delivered
Sales Price
Range (in 000's)
Virginia
Chesterfield County:
Founders Bridge, Midlothian 2014 2                   -                  2                 1              -                 $580 - $685
Fairfax County:
Reserve at Waples Mill, Oakton 2013 28                12                   16               7              6                      $1,380 - $1,530
Vale Valley Farms, Oak Hill 2016 -               -                  -              -          -                 TBD
Stuart Mill & Timber Lake, Oakton 2014 19                -                  19               3              -                 $1,600 - $1,750
Henrico County:
Stable Hill, Glen Allen 2013 31                30                   1                 12            5                      $450 - $464
Loudoun County:
Willowsford Greens, Aldie 2014 20                1                      19               9              1                      $785 - $805
Brambleton, Ashburn -
Brambleton Emerald Ridge 2012 78                78                   -              -          5                      $406 - $462
English Manor Towns 2014 14                -                  14               3              -                 $520 - $560
Glenmere at Brambleton SFD 2014 18                1                      17               20            1                      $613 - $698
Glenmere at Brambleton Townhomes 2014 28                -                  28               25            -                 $453 - $457
West Park @ Brambleton 2013 32                23                   9                 14            15                  $710 - $791
One Loudoun, Ashburn
One Loudoun Chicago Series 2012 43                37                   6                 4              3                      $585 - $668
One Loudoun Brooklyn Series 2014 17                8                      9                 7              8                      $690 - $715
One Loudoun Manhattan Series 2013 28                15                   13               11            10                  $685 - $715
One Loudoun Philadelphia Series 2012 57                53                   4                 2              18                  $565 - $630
Willowsford Grant, Leesburg 2013 31                13                   18               13            5                      $890 - $915
Virginia Total
446              271                 175             131         77
Grand Totals:
2,582           606                 2,066         197         149
As of June 30, 2014
WRECO Supplemental Financial Data (cont’d)
Winchester Project Table (cont’d)

Six Months
Ending
6/30/2014
County, Project, City
Year of
First
Delivery
Total
Number of
Homes
Cumulative
Homes
Delivered Lots Owned Backlog
Homes
Delivered
Sales Price
Range (in 000's)
California
Inland Empire Region
Riverside County:
Canyon Hills, Lake Elsinore
LivingSmart at Hillside 2012 182               151                 31                 20            15                   $254 - $300
Meadow Ridge at Canyon Hills 2013 142               35                   107               13            10                   $337 - $436
LivingSmart at Parkside 2012 151               142                 9                     9              23                   $225 -  $267
LivingSmart at Canyon Hills 2010 231               231                 -                -          2                      $230 -  $332
Amberleaf 2014 216               -                  216               -          -                 $297 - $338
Meadow Glen 2014 140               -                  140               34            -                 $317 -  $375
Future TBD 578               -                  578               -          -                 TBD
Tournament Hills, Beaumont
LivingSmart at Tournament Hills 2010 235               197                 38                 15            17                   $260 - $332
LivingSmart at Lakeside 2012 167               115                 52                 14            20                   $230 - $275
Future TBD 268               -                  268               -          -                 TBD
Sundance, Beaumont
LivingSmart at Sundance 2013 141               85                   56                 8              20                   $216 - $324
LivingSmart at Estrella 2013 127               46                   81                 47            32                   $213 - $237
Woodmont 2014 50                 -                  50                 7              -                 $306 - $370
Cielo 2014 92                 -                  92                 -          -                 $180 - $193
Future TBD 1,896            -                  1,896            -          -                 TBD
Banning, Banning TBD 4,318            -                  4,318            -          -                 $167 - $250
Inland Empire Total
8,934            1,002              7,932            167         139
LA/Ventura Region
Los Angeles County:
Fair Oaks Ranch, Santa Clarita
LivingSmart at Fair Oaks Ranch 2011 124               112                 12                 11            17                   $483 - $518
Crestview 2012 54                 54                   -                -          2                      $515 - $650
Oak Crest 2009 77                 77                   -                -          1                      $515 - $650
Golden Valley Ranch, Santa Clarita TBD 498               -                  498               -          -                 $499 - $807
Skyline Ranch, Santa Clarita TBD 1,260            -                  1,260            -          -                 $510 - $640
Ventura County:
Moorpark Highlands, Moorpark 2013 133               38                   95                 38            28                   $603 - $607
LA/Ventura Total
2,146            281                 1,865            49            48
As of June 30, 2014
WRECO Supplemental Financial Data (cont’d)
Pardee Project Table

WRECO Supplemental Financial Data (cont’d)
Pardee Project Table (cont’d)
Six Months
Ending
6/30/2014
County, Project, City
Year of
First
Delivery
Total
Number of
Homes
Cumulative
Homes
Delivered Lots Owned Backlog
Homes
Delivered
Sales Price
Range (in 000's)
San Diego Region
San Diego County:
Alta Del Mar, San Diego
Alta Del Mar Production 2013 117 21 96 21 12 $1,770 - $2,116
Alta Del Mar Custom Lots (Resid Lot Sales) 2013 12 - 12 - - $740 - $1950
Sorrento Mesa, San Diego
Sorrento Heights 2012 113 99 14 14 29 $727 - $754
Sorrento Ridge 2014 58 34 24 24 34 $378 - $485
Sorrento Terrace 2012 71 62 9 6 1 $380 - $491
Sorrento Heights Prestige Collection 2014 20 - 20 12 - $850 - $903
Pacific Highlands Ranch, San Diego
Watermark 2013 160 36 124 35 20 $1,152 - $1,245
Future TBD 1,348 - 1,348 - - TBD
Olive Hill Estates, Bonsall 2015 37 - 37 - - $603 - $745
Castlerock , San Diego TBD 430 - 430 - - $473 - $708
Meadowood, Fallbrook TBD 844 - 844 - - $290 - $590
Ocean View Hills, San Diego
Sea View Terrace 2015 40 - 40 - - $290 - $300
Future TBD 1,093 - 1,093 - - TBD
South Otay Mesa, Otay Mesa TBD 893 - 893 - - $185 - $530
San Diego Total
5,236 252 4,984 112 96
As of June 30, 2014

Six Months
Ending
6/30/2014
County, Project, City
Year of
First
Delivery
Total
Number of
Homes
Cumulative
Homes
Delivered Lots Owned Backlog
Homes
Delivered
Sales Price
Range (in 000's)
Northern California Region
Sacramento County:
Natomas, Sacramento TBD 120               -                        120               -               -                       TBD
San Joaquin County:
Bear Creek, Stockton TBD 1,252            -                        1,252            -               -                       TBD
Northern California Total
1,372            -                  1,372            -          -
California Total
17,688 1,535 16,153 328 283
Nevada
Clark County:
Eldorado, N. Las Vegas
LivingSmart at Eldorado Ridge 2012 143               96                   47                 16            15                   $252 - $304
LivingSmart at Eldorado Heights 2013 115               62                   53                 12            23                   $301 - $391
LivingSmart Sandstone 2013 145               27                   118               7              15                   $254 - $306
Ridgeview 2016 4                     -                  4                     -          -                 $227 - $283
Future TBD 425               -                  425               -          -                 TBD
Pebble Estates, Las Vegas
Durango Ranch 2012 162               90                   72                 9              8                      $489 - $532
Durango Trail 2014 77                 26                   51                 9              26                   $398 - $424
Providence, Las Vegas
LivingSmart at Providence 2012 106               89                   17                 12            11                   $257 - $317
Horizon Ridge, Henderson
Horizon Terrace 2014 136               -                  136               20            -                 $395- $435
Sunset / Fort Apache, Las Vegas
Summerglen 2014 104               -                  104               15            -                 $294 - $304
Inspirada, Henderson
Solano 2014 132               -                  132               -          -                 $280 - $320
Alterra 2014 106               -                  106               -          -                 $405 - $450
Future TBD 215               -                  215               -          -                 TBD
Nevada Total
1,870            390                 1,480            100         98
Grand Totals:
19,558         1,925              17,633         428         381
As of June 30, 2014
WRECO Supplemental Financial Data (cont’d)
Pardee Project Table (cont’d)

Reconciliation of Non-GAAP Financial Measures
TRI Pointe EBITDA Reconciliation
WRECO EBITDA Reconciliation
Fiscal Year Ended December 31,
($ in thousands) 2011 2012 2013
Net Income (Loss) ($4,593) $2,506 $15,374
Plus: Interest Incurred 171 2,077 3,058
Less: Interest Capitalized (171) (2,077) (3,058)
Plus: Amortization of Interest in Cost of Sales 269 872 2,158
Plus: Provision for Income Taxes -- -- 10,379
Plus: Depreciation and Amortization 758 431 866
EBITDA ($3,566) $3,809 $28,777
Adjustments:
Plus: Gain on Sales of Marketable Securities -- -- --
Plus: Amortization of Stock-Based Compensation 466 466 2,371
Adjusted EBITDA ($3,100) $4,275 $31,148
Fiscal Year Ended December 31,
($ in thousands) 2011 2012 2013
Earnings (Loss) from Continuing Operations $34,939 $60,719 ($151,293)
Plus: Interest Incurred 23,736 27,038 22,674
Less: Interest Capitalized (21,520) (22,059) (19,081)
Plus: Amortization of Interest in Cost of Sales 23,290 30,292 36,671
Plus: Provision (Benefit) for Income Taxes 19,333 38,910 (86,161)
Plus: Depreciation and Amortization 12,241 11,798 13,489
EBITDA $92,019 $146,698 ($183,701)
Adjustments:
Plus: Coyote Springs Impairment -- -- $343,336
Plus: Restructuring Expense 2,801 2,460 10,938
Plus: Amortization of Stock-Based Compensation 3,026 3,854 5,002
Adjusted EBITDA $97,846 $153,012 $175,575
In this report, we utilize certain financial measures that are non-GAAP financial measures as defined by the Securities and Exchange Commission. We present these measures because we believe they and similar measures are useful to management and investors in evaluating the company’s operating performance and financing structure. We also believe these measures facilitate the comparison of our and WRECO’s operating performance and financing structure with other companies in our industry. Because these measures are not calculated in accordance with Generally Accepted Accounting Principles (“GAAP”), they may not be comparable to other similarly titled measures of other companies and should not be considered in isolation or as a substitute for, or superior to, financial measures prepared in accordance with GAAP.
The following tables calculate the non-GAAP measures of EBITDA and Adjusted EBITDA and reconciles those amounts to earnings (loss), as reported and prepared in accordance with GAAP. EBITDA means earnings (loss) before (a) interest expense, (b) depreciation and amortization and (c) expensing of previously capitalized interest included in costs of home sales.  Adjusted EBITDA means EBITDA before (a) impairments (b) restructuring expense and (c) amortization of stock-based compensation.
Other companies may calculate EBITDA and Adjusted EBITDA (or similarly titled measures) differently. We believe EBITDA and Adjusted EBITDA information is useful as one measure of the Company’s ability to service debt and obtain financing.

Reconciliation of Non-GAAP Financial Measures (cont’d)
The following table reconciles the ratio of debt-to-capital to the ratio of net debt-to-capital. We believe that the ratio of net debt-to-capital is a relevant financial measure for management and investors to understand the leverage employed in our operations and as an indicator of the Company’s ability to obtain financing.
The ratio of debt-to-capital is computed as the quotient obtained by dividing debt by the sum of debt plus equity.
Debt-to-Capital Reconciliation
The ratio of net debt-to-capital is computed as the quotient obtained by dividing net debt (which is debt less cash and cash equivalents) by the sum of net debt plus equity. The most directly comparable GAAP financial measure is the ratio of debt-to-capital.
(1)
(2)
As of March 31, 2014
Pro Forma
($ in thousands)
TRI Pointe WRECO Combined
Debt
$176,933  $868,809  $976,933
Equity
326,867  806,415  1,331,833
Total capital
$503,800  $1,675,224  $2,308,766
Ratio of debt-to-capital
(1)
35.1% 51.9% 42.3%
Debt
$176,933  $868,809  $976,933
Less: cash and cash equivalents
(32,046) (3,338) (25,049)
Net debt
144,887  865,471  951,884
Equity
326,867  806,415  1,331,833
Total capital
$471,754  $1,671,886  $2,283,717
Ratio of net debt-to-capital
(2)
30.7% 51.8% 41.7%